UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

United Airlines Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Your **Vote** Counts!

UNITED AIRLINES HOLDINGS, INC.

2021 Annual Meeting on May 26, 2021
Vote by May 25, 2021 10:59 PM CT. For shares held in a Plan, vote by May 23, 2021 10:59 PM CT.



UNITED AIRLINES HOLDINGS, INC.

UNITED AIRLINES HOLDINGS, INC.
233 SOUTH WACKER DRIVE
CHICAGO, IL 60606

D46527-P54296-Z79624

You invested in UNITED AIRLINES HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 26, 2021.**

Get informed before you vote

View the Notice of Annual Meeting and Proxy Statement, Annual Report and 401(k) Plans Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually During the Meeting

May 26, 2021
9:00 a.m., Central Time

Virtually at:
www.virtualshareholdermeeting.com/UAL2021

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Carolyn Corvi	For
1b. Barney Harford	For
1c. Michele J. Hooper	For
1d. Walter Isaacson	For
1e. James A. C. Kennedy	For
1f. J. Scott Kirby	For
1g. Edward M. Philip	For
1h. Edward L. Shapiro	For
1i. David J. Vitale	For
1j. Laysha Ward	For
1k. James M. Whitehurst	For
2. Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021	For
3. Advisory Vote to Approve the Compensation of the Company's Named Executive Officers	For
4. Approve the United Airlines Holdings, Inc. 2021 Incentive Compensation Plan	For
5. Approve and Adopt an Amendment and Restatement of the Company's Certificate of Incorporation to Preserve Certain Tax Benefits	For
6. Approve the Company's Tax Benefits Preservation Plan	For
7. Stockholder Proposal Regarding Disclosure of Political Spending	Against
8. Stockholder Proposal Regarding a Report on Climate-related Lobbying Activities	Against

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D46528-P54296-Z79624